SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

LaBRANCHE & CO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York, 10006		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events and Required FD Disclosure.

On May 6, 2004, LaBranche & Co Inc. issued a press release announcing the pricing of its senior note offering and the extension of the expiration date of its outstanding tender offer.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits

99.1                           Press release issued by LaBranche & Co Inc. on May 6, 2004 announcing the pricing of its senior note offering and the extension of the expiration date of its outstanding tender offer.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABRANCHE & CO INC.

Date: May 7, 2004	By:	/s/ Harvey S. Traison
Name: Harvey S. Traison
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by LaBranche & Co Inc. on May 6, 2004 announcing the pricing of its senior note offering and the extension of the expiration date of its outstanding tender offer.